EXHIBIT 99.1

                 MASTR Adjustable Rate Mortgages Series 2002-3
                            Whole Loan 3/1 LIBOR ARM


DEAL SIZE                                $148MM    APPROX.
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GWAC                                        5.950% APPROX.
MIN GROSS WAC                               4.500% APPROX.
MAX GROSS WAC                               7.250% APPROX.
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NET WAC                                     5.590% APPROX.
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SERVICING FEE                               0.375% APPROX.
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W. AVERAGE NET MARGIN                       1.875% APPROX.
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W. AVERAGE LIFE CAP                        11.939% APPROX.
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CAP STRUCTURE                                2/2/6
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WAM                                            358 APPROX.
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CALIFORNIA                                     63% APPROX.
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AVG LOAN BALANCE                            $ 504K APPROX.
--------------------------------------------------------------------------------
WA LTV                                         69% APPROX.
>80% LTV                              ALL HAVE PMI
--------------------------------------------------------------------------------
W. AVERAGE FICO                                728 APPROX.
--------------------------------------------------------------------------------
FULL DOC                                       44% APPROX.
FULL INC/LIM ASSET                             44% APPROX.
REDUCED                                         9% APPROX.
STREAMLINE                                      3% APPROX.
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SINGLE FAMILY     60% APPROX.     PURCHASE             48% APPROX.
CONDO             11% APPROX.     RATE TERM REFI       41% APPROX.
PUD               26% APPROX.     CASH OUT REFI        11% APPROX.
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OWNER OCCUPIED                                 92% APPROX.
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RATE RESET DATE:
2005/02            1% APPROX.         2005/06          51% APPROX.
2005/03            2% APPROX.         2005/07          19% APPROX.
2005/05           24% APPROX.         2005/08           3% APPROX.
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RESET FREQUENCY/INDEX:           12MO/12MO LIBOR   100.00% APPROX.
--------------------------------------------------------------------------------
AAA RATINGS                     2 of 3 (S&P, MOODY'S, FITCH)

ESTIMATED SUBORDINATION LEVEL                3.25% APPROX.

SETTLEMENT DATE                           08/30/02

LEGAL FINAL                               08/25/32 +/- 3 MOS

DEPOSITOR                       MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

ORIGINATORS/SERVICERS           61% BANK OF AMERICA
                                39% COUNTRYWIDE HOME LOANS INC.



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

                                  UBS WARBURG

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                 MASTR ADJUSTABLE RATE MORTGAGES SERIES 2002-3
                            WHOLE LOAN 5/1 LIBOR ARM


DEAL SIZE                                    $111MM APPROX.
--------------------------------------------------------------------------------
GWAC                                         6.350% APPROX.
MIN GROSS WAC                                4.875% APPROX.
MAX GROSS WAC                                7.250% APPROX.
--------------------------------------------------------------------------------
NET WAC                                      6.060% APPROX.
--------------------------------------------------------------------------------
SERVICING FEE                                0.284% APPROX.
--------------------------------------------------------------------------------
W. AVERAGE NET MARGIN                        2.080% APPROX.
--------------------------------------------------------------------------------
W. AVERAGE LIFE CAP                         11.312% APPROX.
--------------------------------------------------------------------------------
CAP STRUCTURE                                 5/2/5
--------------------------------------------------------------------------------
WAM                                             358 APPROX.
--------------------------------------------------------------------------------
CALIFORNIA                                      64% APPROX.
--------------------------------------------------------------------------------
AVG LOAN BALANCE                             $ 438K APPROX.
--------------------------------------------------------------------------------
WA LTV                                          74% APPROX.
>80% LTV                               ALL HAVE PMI
--------------------------------------------------------------------------------
W. AVERAGE FICO                                 726 APPROX.
--------------------------------------------------------------------------------
FULL DOC                                        54% APPROX.
ALT                                              8% APPROX.
REDUCED                                         37% APPROX.
STREAMLINE                                       1% APPROX.
--------------------------------------------------------------------------------
SINGLE FAMILY     67% APPROX.       PURCHASE           53% APPROX.
CONDO              7% APPROX.       RATE TERM REFI     37% APPROX.
PUD               25% APPROX.       CASH OUT REFI      10% APPROX.
--------------------------------------------------------------------------------
OWNER OCCUPIED                                  97% APPROX.
--------------------------------------------------------------------------------
RATE RESET DATE:

--------------------------------------------------------------------------------
RESET FREQUENCY/INDEX:              12MO/12MO LIBOR 100.00% APPROX.
--------------------------------------------------------------------------------
AAA RATINGS                     2 OF 3 (S&P, MOODY'S, FITCH)

ESTIMATED SUBORDINATION LEVEL                 3.25% APPROX.

SETTLEMENT DATE                            08/30/02

LEGAL FINAL                                08/25/32 +/- 3 MOS

DEPOSITOR                       MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

ORIGINATORS/SERVICERS           100% COUNTRYWIDE HOME LOANS INC.



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

                                  UBS WARBURG


The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.